UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2005
CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement dated November 22, 2005
Form of Eighth Supplemental Indenture
Opinion of Baker Botts L.L.P.

Item 1.01 Entry into a Material Definitive Agreement.
     On November 22, 2005, Cleco Power LLC (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., BNY Capital Markets, Inc., Calyon Securities (USA) Inc., Comerica Securities, Inc. and Wedbush Morgan Securities Inc. (the “Underwriters”) covering the issue and sale of $150,000,000 aggregate principal amount of the Company’s 6.50% Notes due December 1, 2035 (the “Notes”). The Notes are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the shelf registration statement (Registration No. 333-109507, which also constitutes a post-effective amendment to Registration No. 333-52540 pursuant to Rule 429 promulgated under the Securities Act) of the Company, as supplemented by the Prospectus Supplement dated November 22, 2005 relating to the Notes filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.
     Closing of the issuance and sale of the Notes is scheduled for November 30, 2005 and is subject to customary conditions contained in the Underwriting Agreement.
     The Underwriters have agreed in the Underwriting Agreement to purchase all of the Notes if any of them are purchased. If an Underwriter defaults, the agreement provides that the purchase commitment of the nondefaulting underwriter may be increased or the agreement may be terminated. The Company has agreed in the Underwriting Agreement to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.
          The following exhibits are furnished herewith:
1.1	Underwriting Agreement dated November 22, 2005 by and between the Company and the Underwriters.

4.1	Form of Eighth Supplemental Indenture providing for the issuance of the Notes.

4.2	Form of Note (included in Exhibit 4.1 above).

5.1	Opinion of Baker Botts L.L.P.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: November 25, 2005	By:	/s/ Kathleen F. Nolen Kathleen F. Nolen
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement dated November 22, 2005 by and between the Company and the Underwriters.
4.1	Form of Eighth Supplemental Indenture providing for the issuance of the Notes.
4.2	Form of Note (included in Exhibit 4.1 above).
5.1	Opinion of Baker Botts L.L.P.